UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 3, 2016

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 3, 2016, AmTrust Financial Services, Inc. (the "Company") issued a corrected version of its press release that had been issued on May 3, 2016, reporting results of operations for the first quarter ended March 31, 2016. A copy of the corrected version of the press release (the "Release") is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Release was reissued by the Company in order to correct an inadvertent omission of the “gain on acquisition” line item in the “Other income (loss)” section of the income statement attached thereto. The Release reflects no substantive changes but only the correction of an inadvertent error.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release (corrected) dated May 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date	May 3, 2016

/s/ Stephen Ungar
Stephen Ungar
Senior Vice President, General Counsel and Secretary